Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary J. Allen, the Senior Corporate Controller and principal accounting officer of Artisanal Brands, Inc., (the “Company”), pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

(A)
The Quarterly Report of the Company on Form 10-Q for the three month period ended August 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities and Exchange Act of 1934; and

(B)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented therein.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By: /s/ Gary J. Allen
       Gary J. Allen
       Senior Corporate Controller
       Principal Accounting Officer

Date:   March 29, 2013